SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 6, 2006

QUEST OIL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-26619	98-0207745
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
11200 Westheimer Suite 900
Houston, TX 77042
(Address of principal executive offices)

713-243-8778
(Registrant’s Telephone Number)

_____________________________________________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

On February 6, 2006 we entered into a joint venture participation agreement for an interest in the Odom (Martin) Ranch No. 1H horizontal well on the Martin-Hyponex prospect from Gaither Petroleum.  The well spudded on February 5, 2006 in Parker County.  Participants in the well are Sauder Management Company (Operator), Carrizo Oil and Gas Inc. (NASDAQ:CRZO), Triad Oil and Gas, L.L.C. and Ryder Scott, LP. The well is in the Newark East Field (Barnett Shale) in Southeast Parker County close to the Hood County border.  The participation marks our entry into the Barnett Shale play and enables us to secure significant quality 3D seismic data that comes with this acquisition.  The "Odom (Martin) No.1" will take approximately 25 days drill to TVD of 6,200 ft. and MD of 9,500 ft. We are using project as a springboard to look at several other opportunities in the Barnett Shale area.

Item 1.02

Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03

Bankruptcy or Receivership.

Not applicable.

Section 2 – Financial Information

Item 2.01

Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02

Results of Operations and Financial Condition.

Not applicable.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04

Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05

Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06

Material Impairments.

Not applicable.

Section 3 – Securities and Trading Markets

Item 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard:  Transfer of Listing.

Not applicable.

Item 3.02

Unregistered Sales of Equity Securities.

Not applicable.

Item 3.03

Material Modification to Rights of Security Holders.

Not applicable.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm.

Not applicable.

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or

Completed Interim Review.

Not applicable.

Section 5 – Corporate Governance and Management

Item 5.01

Changes in Control of Registrant.

Not applicable.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of

Principal Officers.

Not applicable.

Item 5.03

Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

Not applicable.

Item 5.04

Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not applicable.

Item 5.05

Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code

                               of Ethics.

Not applicable.

Section 5.6 – Change in Shell Company Status

Not applicable.

Section 6 – Asset-Backed Securities

Item 6.01

ABS Informational and Computational Material.

Not applicable.

Item 6.02

Change of Service or Trustee.

Not applicable.

Item 6.03

Change in Credit Enhancement of Other External Support.

Not applicable.

Item 6.04

Failure to Make a Required Distribution.

Not applicable.

Item 6.05

Securities Act Updating Disclosure.

Not applicable.

           Section 7 – Regulation FD

Item 7.01

Regulation FD Disclosure.

Not applicable.

Section 8 – Other Events

Item 8.01

Other Events.

Not applicable.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired.

Not applicable.

(b)

Pro Forma Financial Information.

Not applicable.

(c)

             Exhibits.

Number	Description

10.1	Joint Venture Participation Agreement Gaither Asset Management and Quest Oil Corporation dated February 6, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUEST OIL CORPORATION
/s/	Cameron King_________________________
By:	Cameron King
Its:	CEO and President